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                                                                   Exhibit 10.56


                  TERMINATION OF STOCKHOLDERS' VOTING AGREEMENT

      The undersigned, Viacom Inc., a Delaware corporation (successor to CBS corporation, a Pennsylvania corporation) (the "Purchaser"), ePresence, Inc., a Massachusetts corporation, (formerly Banyan Systems Incorporated, a Massachusetts corporation) ("ePresence), and Switchboard Incorporated, a Delaware corporation (the "Company"), hereby agree that the Stockholders' Voting Agreement dated as of June 30, 1999 by and among the undersigned is hereby terminated in its entirety and shall have no further force or effect, effective as of January 1, 2001.

      ePresence agrees that if ePresence transfers shares of capital stock of the Company held by it such that, after giving effect to such transfer, ePresence's indemnification obligations under Section 8 of the Common Stock and Warrant Purchase Agreement by and among the undersigned dated as of June 1, 1999 (the "Purchase Agreement") would have terminated as a result of such transfer pursuant to Section 8.4(b)(y) of the Purchase Agreement, ePresence's indemnification obligations pursuant to Section 8 shall nonetheless continue in full force and effect in accordance with the terms of Section 8 and subject to
Section 8.4(b)(x), notwithstanding Section 8.4(b)(y).


      Executed as of January 1, 2001.


                                     Viacom Inc.

                                     By: /s/ Fredrik G. Reynolds
                                         -------------------------------
                                         Name: Fredrik G. Reynolds
                                         Title: Executive Vice President
                                         & Chief Financial Officer


                                     ePresence, Inc.


                                     By: /s/ Richard M. Spaulding
                                         -------------------------------
                                         Name: Richard M. Spaulding
                                         Title: Senior Vice President &
                                         Chief Financial Officer

                                     Switchboard Incorporated

                                     By: /s/ Douglas Greenlaw
                                         -------------------------------
                                         Name: Douglas Greenlaw
                                         Title: Chief Executive Officer